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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): APRIL 24, 2003 (APRIL 8, 2003)




                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)




                       See Table of Additional Registrants



           DELAWARE                    333-56239-01            43-1144353
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)      (Identification Number)

                      130 SOUTH JEFFERSON STREET, SUITE 300
                             CHICAGO, ILLINOIS 60661
                                 (312) 798-1200
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                           JURISDICTION OF     COMMISSION        IRS EMPLOYER
       NAME                 INCORPORATION      FILE NUMBER    IDENTIFICATION NO.
-----------------------    ---------------     -----------    ------------------
La Petite Academy, Inc.        Delaware         333-56239         43-1243221




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ITEM 5.  OTHER EVENTS

         La Petite Academy, Inc. and its parent, LPA Holding Corp. (together, the "Company"), are currently in default under its Credit Agreement. As of April 8, 2003, the Company failed to comply with certain informational covenants contained in the Credit Agreement. Specifically, (a) in the course of preparing and reviewing the draft Quarterly Reports on Form 10-Q for the fiscal quarters ended October 19, 2002 and January 11, 2003, the Company discovered and subsequently notified the lenders under the Credit Agreement that the financial information previously furnished to the lenders pursuant to the Credit Agreement for the thirty-two week fiscal period ended February 8, 2003 overstated income before taxes; (b) the financial information for the thirty-six week fiscal period ended March 8, 2003 has not been provided to the lenders pursuant to the Credit Agreement within the time period required thereby; (c) the financial information for the quarter ended January 11, 2003 has not been provided to the lenders pursuant to the Credit Agreement within the time period required thereby; and (d) a list of all material assets acquired by the Company and its subsidiaries during the four-week fiscal period ended March 8, 2003 has not been provided to the lenders pursuant to the Credit Agreement within the time period required thereby. In addition, the Company failed to comply with the covenant contained in the Credit Agreement requiring the Company to file by April 15, 2003 its Quarterly Reports on Form 10-Q for the fiscal quarters ended October 19, 2002 and January 11, 2003 with the Securities and Exchange Commission. As the Company has previously disclosed on Forms 12b-25, the Company has been unable to file its Quarterly Reports on Form 10-Q for the fiscal quarters ended October 19, 2002 and January 11, 2003 on a timely basis due to the inability of management to complete the preparation of the required unaudited financial statements without unreasonable effort or expense.

         The Company received a limited waiver of the defaults from the lenders under the Credit Agreement on April 22, 2003. The limited waiver provides that the lenders will not exercise their rights and remedies under the Credit Agreement with respect to such defaults during the period through May 31, 2003. The Company and LPA Holding Corp. expect to continue discussions with the lenders under the Credit Agreement to obtain a permanent waiver of the foregoing defaults. There can be no assurance that the Company will be able to obtain such a permanent waiver to the Credit Agreement. The failure to do so would have a material adverse effect on the Company.

         A copy of the limited waiver dated April 22, 2003, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

Number   Description of Exhibit

10.1 Fifth Limited Waiver dated as of April 22, 2003, to Credit Agreement dated as of May 11, 1998, as amended, among LPA Holding Corp., La Petite Academy, Inc., U.S. Bank National Association, as Administrative Agent, Documentation Agent and Collateral Agent for the Lenders and as Issuing Bank and Swingline Lender, and the Lender party thereto.





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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               LPA HOLDING CORP.

Dated: April 23, 2003


                                               By: /s/ Michael Czlonka
                                                  ------------------------------
                                                  Michael Czlonka
                                                  Chief Financial Officer




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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               LA PETITE ACADEMY, INC.

Dated: April 23, 2003


                                               By: /s/ Michael Czlonka
                                                  ------------------------------
                                                  Michael Czlonka
                                                  Chief Financial Officer